UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)        August 27, 2009

STANDARD DRILLING, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-51569	84-1598154
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1640 Terrace Way, Walnut Creek, CA	94597
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	(925) 938-0406

not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02     Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Report.

On August 27, 2009 the Board of Directors of Standard Drilling, Inc., which is comprised of Mr. David Rector our sole officer and director, concluded that our financial statements for the years ended December 31, 2008 and 2007 could no longer be relied upon as a result of errors in such financial statements as addressed in Accounting Principles Board Opinion No. 20.  We have determined that we failed to record contingent liabilities of approximately $212,000 and approximately $199,000 at December 31, 2008 and 2007, respectively, related to potential tax liabilities associated with assets sold to PBT Capital Partners, LLC for which releases were not obtained in accordance with PBT Capital Partners, LLC’s obligations under the terms of the transaction.  As disclosed in our Current Report on Form 8-K as filed on October 6, 2009, on June 30, 2009 a judgment was entered against our company in Texas in the amount of approximately $202,000 related thereto.  As a result of our failure to properly record these contingent liabilities, we have determined that our general and administrative expenses were understated by approximately $212,000 and approximately $199,000 for each of fiscal 2008 and 2007, respectively.

Moore & Associates, Chartered audited our financial statements for the years ended December 31, 2008 and 2007; however, as disclosed in our earlier filings on Form 8-K, following the revocation of its registration by the Public Company Accounting Oversight Board (PCAOB) we are no longer permitted to include audit reports or related consents from Moore & Associates, Chartered in any filings we may make with the Securities and Exchange Commission after August 27, 2009.  Accordingly, and as disclosed in our Current Report on Form 8-K/A as filed on October 1, 2009, we have recently engaged M&K CPAs PLLC to serve as our independent registered public accounting firm and to re-audit our financial statements for the fiscal year ended December 31, 2008.  As a result of the errors discovered in our 2007 financial statements, M&K will also re-audit our financial statements for the fiscal year ended December 31, 2007. We have discussed the aforedescribed errors in our financial statements with M&K CPAs PLLC.

We will file an amended Form 10-K for the year ended December 31, 2008 as soon as possible which will include re-audited financial statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STANDARD DRILLING, INC.

Date: October 12, 2009	By: /s/ David S. Rector
David S. Rector, Chief Executive Officer